UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2004

KENNAMETAL INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-5318	25-0900168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Headquarters
1600 Technology Way
P.O. Box 231
Latrobe, Pennsylvania
15650-0231
(Address of principal executive offices)

Registrant’s telephone number, including area code: (724) 539-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Aloysius T. McLaughlin, Jr., a member of the Kennametal Inc. Board of Directors since 1986 whose term expires at the October 26, 2004 Annual Meeting of Shareowners, will not be standing for re-election. Mr. McLaughlin’s departure is a result of his retirement from the Board of Directors and is not a result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Registrant

Date: September 22, 2004	By:	/s/ Timothy A. Hibbard

Timothy A. Hibbard
Corporate Controller and Chief Accounting Officer